SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 9, 2003

                             AMERICAN SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)

              Georgia             0-12456                58-1098795
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
         of incorporation)

       470 East Paces Ferry Road, N.E.
             Atlanta, Georgia                                   30305
    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: (404)261-4381


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Item 5. Other Events and Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of American Software, Inc., dated December 9, 2003, reporting American Software, Inc.'s Board of Directors' declaration of dividend.

Item 7(c).      Exhibits

Exhibit 99.1 Press Release of American Software, Inc., dated December 9, 2003, reporting American Software, Inc.'s Board of Directors' declaration of dividend.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN SOFTWARE, INC.
                                      (REGISTRANT)

Date: December 9, 2003            By: /s/ Vincent C. Klinges
                                      ----------------------------
                                      Vincent C. Klinges
                                      Chief Financial Officer


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                                  Exhibit Index

Exhibit No.
-----------

Exhibit 99.1 Press Release of American Software, Inc., dated December 9, 2003, reporting American Software, Inc.'s Board of Directors' declaration of dividend.